================================================================================

                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

     PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934

                                  June 15, 2006
                ------------------------------------------------
                Date of Report (Date of earliest event reported)

                                PhotoMedex, Inc.
             ------------------------------------------------------
             (Exact name of Registrant as specified in its charter)

          Delaware                    0-11635                    59-2058100
----------------------------        ------------             -------------------
(State or other jurisdiction        (Commission               (I.R.S. Employer
     of incorporation)              File Number)             Identification No.)

             147 Keystone Drive, Montgomeryville, Pennsylvania 18936
             -------------------------------------------------------
                    (Address of principal executive offices)
                                   (Zip Code)

                                 (215) 619-3600
               --------------------------------------------------
               Registrant's telephone number, including area code

   Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

================================================================================

ITEM 8.01. OTHER EVENTS.

Regulation FD Disclosure. On June 16, 2006, the Registrant announced that Blue Cross and Blue Shield of Florida (BCBSF), the oldest, largest most recognized health plan provider in the State of Florida, with 3.8 million health plan members, has adopted a medical policy approving payment for medically necessary treatment of mild to moderate psoriasis using the PhotoMedex XTRAC(R) laser system.

         The Information contained herein and in the accompanying exhibit shall not be incorporated by reference into any filing of the Registrant, whether made before or after the date hereof, regardless of any general incorporation language in such filing, unless expressly incorporated by specific reference to such filing. The information in this report, including the exhibit hereto, shall not be deemed to be "filed" for purposes of Section 16 of the Securities Exchange Act of 1934, as amended, or otherwise subject to the liabilities of that section or Sections 11 and 12 (a) (2) of the Securities Act of 1933, as amended.

         A copy of the press release issued by the Registrant concerning the announcement is furnished herewith as Exhibit 99.1.

ITEM 9.01. FINANCIAL STATEMENTS AND EXHIBITS.

(d) Exhibits.

     99.1  Press Release, dated June 16, 2006.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                               PHOTOMEDEX, INC.


Dated: June 16, 2006                           By: /s/Jeffrey F. O'Donnell
                                                   -----------------------------
                                                   Jeffrey F. O'Donnell
                                                   Chief Executive Officer

                                  EXHIBIT INDEX

Exhibit Number     Description
--------------     -----------------------------------
    99.1           Press release, dated June 16, 2006.

                                        5